Exhibit 10.2

AMENDMENT TO CONSULTING AGREEMENT

This AMENDMENT, dated June 8, 2018, to the CONSULTING AGREEMENT dated March 19, 2018 (the "Original Agreement") between Synthesis Energy Systems, Inc, (“SES”) and Robert Anderson (“Consultant”).

WHEREAS, SES and Consultant mutually wish to extend the term of the Original Agreement.

NOW THEREFORE, for the mutual promises and other consideration described herein, the parties hereto agree as follows:

1.	Original Agreement. All terms and conditions of the Original Agreement remain in effect unless specifically referenced herein.

2.	Amendments. Section 2 – Term and Termination shall be amended as follows:

SES hereby engages and retains Consultant as a consultant, and Consultant hereby accepts the engagement, beginning on the date of this Agreement and continuing until six (6) months after the date hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

SES:

SYNTHESIS ENERGY SYSTEMS, INC.

By:	/s/ DeLome Fair

DeLome Fair, President and Chief Executive Officer

CONSULTANT:

ROBERT ANDERSON

By:	/s/ Robert Anderson

Robert Anderson

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